UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1 )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

                         [_] Preliminary Proxy Statement

        [_] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             BIG DOG HOLDINGS, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notes:

                             BIG DOG HOLDINGS, INC.
                                 121 Gray Avenue
                         Santa Barbara, California 93101








Dear Stockholder:

       We cordially invite you to attend the Annual Meeting of Stockholders that will be held on Friday, May 31, 2002 at 11:30 am, local time, in Santa Barbara, California.

       The following notice of meeting identifies each business item for your action. These items are the election of two directors, the approval of an amendment (the "Amendment") to the Amended and Restated 1997 Performance Award Plan (the "1997 Plan") and the ratification of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 2002 fiscal year. The Board of Directors recommends that you vote FOR each of these items. We have also included a proxy statement that contains more information about these items and the meeting.

       Whether or not you plan to attend in person, please complete, sign, date and return the enclosed proxy card(s) promptly to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy.

       Thank you for your continued interest in Big Dog Holdings, Inc.

                                          Sincerely,



                                          Andrew D. Feshbach
                                          Chief Executive Officer and Director

                             BIG DOG HOLDINGS, INC.
                                 121 Gray Avenue
                         Santa Barbara, California 93101



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2002



TO THE STOCKHOLDERS OF
BIG DOG HOLDINGS, INC.

       The 2002 Annual Meeting of Stockholders of BIG DOG HOLDINGS, INC. (the "Company") will be held at the Coral Casino Beach and Cabana Club, 1260 Channel Drive, Santa Barbara, California 93108 on Friday, May 31, 2002 at 11:30 am, local time, for the following purposes:

     1.  To elect two directors to serve until the Company's 2005 Annual
         Meeting;

     2. To approve and adopt an amendment to the Amended and Restated 1997 Performance Award Plan to increase by 1,000,000 shares the shares available under the Plan.

     3. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 2002 fiscal year; and

     4. To transact such other business as may properly come before the meeting or any adjournments thereof.

       Only stockholders of record at the close of business on April 15, 2002 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

                                            By Order of the Board of Directors,




                                            Anthony J. Wall
                                            Secretary

                             BIG DOG HOLDINGS, INC.
                                 121 Gray Avenue
                         Santa Barbara, California 93101

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 31, 2002

       This Proxy Statement is furnished to stockholders by the Board of Directors of Big Dog Holdings, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held in the, Santa Barbara, California, on Friday, May 31, 2002 at 11:30 am (local time), and at any adjournments or postponements of the meeting. The Company's principal executive offices are located at 121 Gray Avenue, Santa Barbara, California 93101 and its telephone number is (805) 963-8727. This Proxy Statement, Notice of Annual Meeting and the accompanying proxy card(s) are being first mailed to stockholders on or about May 2, 2002.

General Information, Voting Rights and Voting Procedures

       April 15, 2002 is the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements of the meeting. 8,392,648 shares of Common Stock of the Company ("Common Stock") were outstanding on the Record Date, and are entitled to vote at the meeting. The Common Stock is the only outstanding voting stock of the Company, with each share entitled to one vote.

       Each accompanying proxy card that is properly signed and returned to the Company, and not revoked, will be voted in accordance with the instructions contained therein. The proxy may be revoked at any time before it is exercised by delivery to the Secretary of the Company, either in person or by mail, of a written notice of revocation. Attendance at the Annual Meeting will not in itself constitute revocation of the proxy.

       Unless contrary instructions are given, the persons designated as proxy holders in the accompanying proxy card(s) (or their substitutes) will (i) vote FOR the election of Robert H. Schnell and David J. Walsh to the Board of Directors of the Company, (ii) vote FOR the approval and adoption of the Amendment to the 1997 Plan, (iii) vote FOR the approval of Deloitte & Touche LLP as the Company's independent public accountants and auditors for the 2002 fiscal year and (iv) will use their discretion with regard to other matters (of which the Company is not now aware) that may be properly presented at the meeting or any adjournments or postponements of the meeting and all matters incident to the conduct of the meeting.

       The presence at the meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum. Assuming the presence of a quorum, the directors nominated will be re-elected by a plurality of the votes cast by the stockholders entitled to vote at the meeting, and the approval and adoption of the Amendment to the 1997 Plan and the approval of the appointment of Deloitte & Touche LLP as the Company's independent accountants and auditors will require a majority of the votes cast by the stockholders represented and entitled to vote at the meeting.

       Abstentions will be treated as shares that are present in determining those entitled to vote on a matter and the presence of a quorum. If a broker or nominee indicates on its proxy that it does not have discretionary authority to vote on a particular matter as to certain share, those shares will be counted for general quorum purposes, but will not be counted as represented at the meeting in determining the number of shares necessary for approval of that matter. Any unmarked proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, the approval and adoption of the Amendment to the 1997 Plan and appointment of Deloitte & Touche LLP.





Security Ownership of Principal Shareholders and Management

       The following table shows certain information, as of April 15, 2002, with respect to the shares of the Company's Common Stock beneficially owned by (i) persons or entities known by the Company to own 5% or more of the Company's Common Stock, (ii) the Company's directors and Named Executive Officers (as defined under "Executive Compensation") and (iii) all directors and Named Executive Officers as a group.

                                                     Number of         Options                          Percent
                                                      Shares             and                               of
               Name and Address                       Owned(1)        Warrants(2)        Total           Class(3)
               ----------------                       -----           --------           -----           -----
Fred Kayne.................................         4,502,500           10,000          4,512,500         53.8%
 c/o Fortune Financial
 1800 Avenue of the Stars, Suite 1112
 Los Angeles, CA 90067

Fidelity Advisor Strategic Opportunities
Fund......................................         1,011,600(4)            ---          1,011,600         12.1%
 82 Devonshire Street
 Boston, MA 02109

    FMR Corp., Edward Johnson 3d and
    Abigail  Johnson
    c/o FMR Corp.
    82 Devonshire Street
    Boston, MA 02109

Andrew D. Feshbach.........................          592,224(5)         60,000            652,224          7.8%
 c/o Big Dog Holdings, Inc.
 121 Gray Avenue
 Santa Barbara, CA 93101

Robert H. Schnell..........................          157,341(6)         30,000             187,341         2.2%
Douglas N. Nilsen..........................           49,600            62,500             112,100         1.3%
Anthony J. Wall............................           58,032            42,500             100,532         1.2%
Roberta J. Morris..........................           34,720            34,500             69,220          ---
David C. Walsh.............................           21,920            25,000             46,920          ---
Steven C. Good.............................              248            20,000             20,248          ---
Lee Cox....................................                0            17,000             17,000          ---
Skip R. Coomber, III.......................              200            15,000             15,200          ---


All directors and executive officers as a
group (10 persons)..............................   5,416,785           316,500          5,733,285        68.3%

(1) Unless otherwise indicated, each person has sole voting and dispositive power with respect to the shares shown.

(2) Represents shares subject to options or warrants held by directors and Named Executive Officers that are exercisable as of April 15, 2002 or become exercisable within 60 days thereof.

(3) Based on 8,392,648 shares outstanding. Percentage information is omitted for individuals who own less than one percent of the outstanding shares of Common Stock and the shares deemed outstanding due to exercisable options.

(4) Based on a Schedule 13G dated February 14, 2001 filed with the Securities and Exchange Commission. According to such 13G, all of the shares shown are owned by Fidelity Advisor Value Strategies Fund (the "Fund"). Fidelity Management & Research Company ("Fidelity"), as advisor to the Fund, and FMR Corp., Edward Johnson and Abigail Johnson, as a result of their direct or indirect control of Fidelity, may also be deemed to be beneficial owners of the shares.

(5) All such shares are owned by the Feshbach Trust, of which Mr. Feshbach and his wife are co-trustees.

(6) All such shares are owned by the Robert and Renee Schnell Living Trust, of which Mr. Schnell and his wife are co-trustees.



                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Board of Directors

       The Board of Directors of the Company is comprised of six members divided into three classes. Stockholders elect one-third of the members of the Board of Directors each year, and the members of each class serve on the Board of Directors for three years. The terms of Robert Schnell and David Walsh, the Class II Directors, expire in 2002. Mr. Schnell and Mr. Walsh each have been nominated to stand for re-election at the Annual Meeting to hold office until the Company's Annual Meeting in 2005 or until his successor is duly elected and qualified. The terms of other directors expire at the Annual Meeting in 2003 or 2004.

       The Board of Directors recommends a vote "FOR" the election of each of the nominees. Unless authority to do so is withheld, the persons named in the enclosed proxy card(s) (or their substitutes) will vote the shares represented thereby FOR the election of Robert H. Schnell and David J. Walsh. If either nominee becomes unavailable or is unable to serve as a director, the persons named as proxies (or their substitutes) will have full discretion and authority to vote or refrain from voting for any other nominee.

         The following table contains information regarding the nominees and the other incumbent directors.


               Incumbent Directors--Term Expiring 2002 (Class II)
                                                                     Year First
                                Name                     Age           Elected
                                ----                     ---         ----------
            Robert H. Schnell...................          62            1997
            David J. Walsh......................          42            1997





               Incumbent Directors--Term Expiring 2003 (Class III)

                                                                     Year First
                                  Name                    Age          Elected
                                  ----                    ---        ----------
             Fred Kayne..........................          63           1992
             Andrew D. Feshbach..................          41           1992





               Nominees for Election--Term Expiring 2004 (Class I)

                                                                     Year First
                                  Name                    Age          Elected
                                  ----                    ---         ---------
             Skip R. Coomber, III...............           41           2000
             Steven C. Good.....................           59           1997



       Mr. Schnell co-founded Fortune Casuals, LLC, a manufacturer of casual apparel for the mass market in January 1999 and has since served as a Manager and its President. During the two years prior to that time, Mr. Schnell was a private investor. Mr. Schnell is also a co-founder and Manager of Fortune Swimwear, LLC, a women's swimwear manufacturer formed in March 2002.

       Mr. Walsh co-founded FortuneLinX, Inc., providing fraud control solutions for data networks, in March 2000. He served as its President until July 2001, when it was acquired, after which he served as its General Manager until February 2002. Mr. Walsh is currently a consultant and private investor. Mr. Walsh served as Senior Vice President-Strategic Planning of Transaction Network Services, Inc., a provider of data communications services from 1994 to September 1999. Mr. Walsh has an M.B.A. from Harvard University.

       Mr. Kayne co-founded the Company in May 1992 and has served as its Chairman since that time. Mr. Kayne co-founded Fortune Fashions Industries, LLC, a custom manufacturer of embellished apparel for the tourist industry, in 1991 and has served as its President since that time. Mr. Kayne also founded Fortune Financial, a private merchant banking firm, in 1986 and has served as its Chairman and President since that time. Mr. Kayne is also a founder and Manager of Fortune Casuals, LLC and Fortune Swimwear, LLC. Mr. Kayne also serves as a Chairman of the Board of FAO, Inc., which owns toy retailers FAO Schwarz and Zany Brainy and infant products retailer The Right Start. Mr. Kayne is also a director of Westminster Capital, Inc., a diversified holding company.

      Mr. Feshbach co-founded the Company in May 1992 and has served as resident, Chief Executive Officer and as a director since that time. Mr. Feshbach also serves as a director of FAO, Inc. Mr. Feshbach has an M.B.A. from Harvard University.

      Mr. Coomber founded Rasmussen Coomber, LLP, in June 1997 and has served as a partner since that time. Rasmussen Coomber is a transactional law firm based in Los Angeles and Rancho Santa Fe, California. Prior to June 1997,
Mr. Coomber practiced law as a sole practitioner.

      Mr. Good founded Good, Swartz & Berns, an accountancy corporation, more than five years ago and is the senior partner of that firm. Mr. Good also serves as a director of Opto Sensors, Inc. and Arden Realty Company.



Board and Committee Meetings

       During 2001, there were three meetings of the Board of Directors. The Board maintains an Audit, Compensation, Employee Stock Option and Special Compensation Committee, the responsibilities of which are summarized below. Each Board member attended 75% or more of the meetings of the Board and the committees on which he served that were held in 2001.



       Audit Committee. Steven Good, David Walsh and Skip Coomber, none of whom is an officer or employee of the Company, are the current members of the Audit Committee. The Audit Committee is responsible for monitoring and reviewing accounting methods adopted by the Company, internal accounting procedures and controls and audit plans. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent auditors and monitors the scope and results of the Company's audits, the internal accounting controls of the Company, and the audit practices and professional services furnished by the Company's independent auditors. The Audit Committee held four meetings during 2001.


       Compensation Committee. Fred Kayne, Robert Schnell and David Walsh, none of whom is an officer or employee of the Company, are the current members of the Compensation Committee. The Compensation Committee is responsible for reviewing and approving all compensation arrangements for the officers of the Company and has principal responsibility for administering the Amended and Restated 1997 Performance Award Plan (the "1997 Plan"). The Compensation Committee held two meetings during 2001.


       Employee Stock Option Committee. The Employee Stock Option Committee is comprised of Fred Kayne and Andrew Feshbach and is responsible for authorizing grants of stock options and other awards under the 1997 Plan to employees of the Company who have positions below that of vice president, within guidelines established by the Compensation Committee. The Employee Stock Option Committee took all actions by unanimous written consent and held no meetings during 2001.


       Special Compensation Committee. Robert Schnell and David Walsh are the current members of the Special Compensation Committee, which has the responsibility of evaluating, authorizing and administering stock option grants and other awards under the 1997 Plan to directors and executive officers whose compensation may be subject to Section 162(m) limits under the Internal Revenue Code. The Special Compensation Committee took all actions by unanimous written consent and held no meetings during 2001.



Compensation of Directors

       Cash Compensation of Directors. Each non-employee director (excluding Mr. Kayne) receives a fee of $10,000 per year for his services and is entitled to be reimbursed for expenses incurred in connection with attendance at Board or committee meetings. Mr. Kayne is paid a fee of $10,000 per month for acting as Chairman. Directors who are employees of the Company are not paid any additional cash compensation for their services as a director. During 2001, each member of the Compensation Committee received an additional $2,500 and each member of the Audit Committee received an additional $10,000.



       Option Grants to Directors. On June 1, 2001, each director was granted an option to purchase 5,000 shares of Common Stock at an exercise price of $4.03 per share, which was equal to the market price of the Common Stock at the close of trading on the date of grant.




                             EXECUTIVE COMPENSATION



       The following table sets forth certain information with respect to the compensation paid in the years indicated to the Company's Chief Executive Officer and four other most highly compensated executive officers (the "Named Executive Officers").



                           Summary Compensation Table






                                                                                 Long Term
                                                                                Compensation
                                                       Annual Compensation(1)      Awards
                                                       -------------------         ------
                                                                                 Securities
                                                                                 Underlying      All Other
         Name and Principal Position             Year      Salary    Bonus(2)     Options      Compensation(3)
         ---------------------------             ----      ------    -----        -------      ------------
Andrew D. Feshbach........................       2001    $337,115    $80,000      255,000         $1,000
President and Chief Executive Officer            2000    $303,488    $90,000        5,000         $1,000
                                                 1999    $288,848    $90,000          ---            ---


Douglas N. Nilsen.........................       2001    $267,800    $25,000       50,000         $1,000
Executive Vice President                         2000    $241,884    $30,000          ---         $  927
                                                 1999    $209,809    $30,000          ---            ---



Anthony J. Wall...........................       2001    $262,115    $25,000        40,000        $1,000
Executive Vice President and General             2000    $231,670    $30,000           ---        $  865
Counsel                                          1999    $218,271    $27,500           ---           ---



Lee M. Cox................................       2001    $170,933    $25,000        85,000         $1,000
Senior Vice President-Retail                     2000    $ 66,421(4) $25,000           ---            ---
                                                 1999         ---        ---           ---            ---



Roberta J. Morris.........................       2001     $162,115   $25,000        35,000          $1,000
Chief Financial Officer and Treasurer            2000     $146,429   $30,000           ---          $  346
                                                 1999     $125,770   $27,500           ---             ---



(1) Other Annual Compensation was not paid or did not exceed the minimum amounts required to be reported pursuant to Securities and Exchange Commission Rules.

(2) Amounts shown represent the bonus earned by the Named Executive Officer during the year indicated, whether or not paid in that year.

(3) This category includes the Company's contributions to the Profit Sharing Plan/401k.

(4) Mr. Cox was hired by the Company on September 11, 2000; this amount represents his salary from such date through December 31, 2000.




    Option Grants

           The following table sets forth certain information with respect to the Options granted the Named Executive Officers during the Company's 2001 fiscal year. No SARs were granted to the Named Executive Officers during fiscal 2001.

                      Option Grants in the Last Fiscal Year


                                   Percent of
                                  Total Options
                       Number of   Granted to
                      Securities   Employees     Exercise or              Grant Date
                      Underlying     in Last     Base Price   Expiration    Present
      Name             Options(1)  Fiscal Year   per Share       Date        Value(2)
      ----             -------     -----------   ---------       ----        -----
Andrew D. Feshbach(7)   250,000       31.6%       $4.25(3)      3/2/11      $770,059

Douglas N. Nilsen        50,000        6.3%       $4.25(3)      3/2/11      $154,012

Anthony J. Wall          40,000        5.1%       $4.25(3)      3/2/11      $123,209

Lee M. Cox               25,000        3.2%       $6.50(4)      1/1/11      $ 76,735
                         12,500        1.6%       $8.00(5)      1/1/11      $ 36,570
                         12,500        1.6%      $10.00(6)      1/1/11      $ 34,545
                         35,000        4.4%       $4.25(3)      3/2/11      $107,808

Roberta J. Morris        35,000        3.8%       $4.25(3)      3/2/11      $ 92,407


    (1) Upon any termination of employment, options that have not yet vested will terminate. Vested but unexercised options expire 12 months after a termination of employment due to retirement, death or total disability; immediately upon any termination of the officer's employment "for cause"; and three months after termination of employment for any other reason. The 1997 Plan grants the Compensation Committee discretion to accelerate, extend or otherwise modify benefits payable under the applicable awards in various circumstances, including a termination of employment (other than "for cause") or change in control or to permit the transfer of options to certain related persons or entities on a case-by-case basis. Under the 1997 Plan, upon a change in control of the Company, all options become immediately exercisable unless the applicable Committee otherwise determines.

    (2) The present value of the options as of their grant dates was calculated using the Black-Scholes single option model. The assumptions used in the model were: expected volatility of 200%, risk-free rate of return (approximately equal to the U.S. Treasury Strip rate at the grant date) of 5.0%, dividend yield of 0% and time to exercise of ten years. No discounting was done to account for non-transferability or vesting. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised.

    (3) Options granted at $4.25 per share vest in five equal annual installments over five years. These options were premium-priced options, with an exercise price that was 104% of the fair market value of the Company's stock underlying shares on the date of grant.

    (4) Options granted at $6.50 per share vest in five equal annual installments over five years. These options were premium-priced options, with an exercise price that was 148% of the fair market value of the underlying shares on the date of grant.

    (5) Options granted at $8.00 per share vest in five equal annual installments over five years. These options were premium-priced options, with an exercise price that was 183% of the fair market value of the underlying shares on the date of grant.

    (6) Options granted at $10.00 per share vest in five equal annual installments over five years. These options were premium-priced options, with an exercise price that was 228% of the fair market value of the underlying shares on the date of grant.

    (7) For his service on the Board of Directors, Mr. Feshbach received an option for an additional 5,000 shares in 2001. See "Compensation of Directors."



Option Values
       The following table sets forth certain information with respect to the value of unexercised options held by the Named Executive Officers at the end of 2001. "Value" is calculated as the difference between the fair market value and the exercise price of in-the-money options at year end. None of the Named Executive Officers exercised options during 2001.


                             Year-End Option Values

                                                     Number of Securities
                                                    Underlying Unexercised         Value of Unexercised
                                                          Options at             In-the-Money Options at
                                                       December 31, 2001           December 31, 2001
                                                       -----------------           -----------------
                     Name
                     ----
                                                  Exercisable   Unexercisable   Exercisable  Unexercisable
                                                  -----------   -------------   -----------  -------------
Andrew D. Feshbach..........................        10,000          250,000          0             0
Douglas N. Nilsen...........................        38,500          139,000          0             0
Anthony J. Wall.............................        27,500           90,000          0             0
Lee Cox.....................................           0             85,000          0             0
Roberta J. Morris...........................        22,000           75,500          0             0



Employment Contracts, Termination of Employment and Change in Control
Arrangements

       The Company currently does not have any employment contracts with its Chief Executive Officer or any other Named Executive Officers. Unless the Compensation Committee provides otherwise, upon a change in control (as defined in the 1997 Plan) each option and stock appreciation right issued under the 1997 Plan will be come immediately exercisable, any restricted stock issued under the 1997 Plan will immediately vest free of restrictions, and the number of shares, cash or other property covered by any "performance share award" issued under the 1997 Plan will be issued to the grantee of such award. The Company has to date issued only options under the 1997 Plan.




             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee Report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filings of the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates the report by reference therein. The report shall not be deemed soliciting material or otherwise deemed filed under either such Act.

       The Compensation Committee consists of Messrs. Kayne, Schnell and Walsh, who are non-employee directors of the Company. The responsibilities of the Compensation Committee and the other committees to which the Board has delegated certain compensation responsibilities are described above under "Board and Committee Meetings."



Compensation Philosophy

       The Company's executive compensation program consists of three main components: (1) base salary, (2) potential for annual cash incentive compensation (bonus) based on the Company's overall performance and the employee's individual performance and (3) stock options to provide long-term incentives for performance and to align the interests of executive officers and stockholders. There is no fixed ratio of total compensation to be represented by salary, incentive compensation or stock options.


Compensation of Named Executive Officers

       With respect to the base salaries and annual bonuses for 2001 for the Named Executive Officers, the Compensation Committee and special Compensation Committee met with Mr. Feshbach to review his recommendations. The decisions of the Compensation Committees were not based on any set formula but focused on consideration of the performance of each executive in his or her particular area of responsibility, the executive's contribution to the Company's overall management team, an assessment of the future contributions the executive may be expected to make to the Company, and prevailing industry compensation levels.

       With respect to options granted to Named Executive Officers in 2001, the Compensation Committee met with Mr. Feshbach to review his recommendations. The specific amounts granted were not determined by a formula, but were based on the individual's performance, his or her responsibilities and his or her anticipated ability to contribute to the future success of the Company.

Compensation of the Chief Executive Officer

       In 2001, Mr. Feshbach's salary and bonus were determined by the Compensation Committee based on the same factors applied to the other executive officers. In addition, the determination of Mr. Feshbach's base salary and bonus compensation also took into consideration the Company's achievement of sales and profit goals and the implementation of growth plans, cost controls, and other items affecting its business and stockholder value.

       With respect to the option for 250,000 shares granted to Mr. Feshbach in 2001, the Compensation Committee and Special Committee did not determine the amount granted by a formula, but took into consideration that, unlike other Company executives, he had no options (other than a relatively small amount granted as a director) and further considered his performance, his key responsibilities as CEO and his anticipated ability to contribute to the future success of the Company. Options for 5,000 shares also were granted to Mr. Feshbach in 2001 as a director.

Section 162(m) Considerations

       Section 162(m) of the Internal Revenue Code limits the tax deductibility to the Company of compensation in excess of $1 million in any year for certain executive officers, except for qualified "performance-based compensation" under the Section 162(m) rules. No covered executive's compensation for these purposes exceeded $1 million for 2001. The Compensation Committee considers the Section 162(m) rules as a factor with respect to compensation matters, but will not necessarily limit compensation to amounts deductible under Section 162(m).

                                                   The Compensation Committee

                                                   Fred Kayne
                                                   Robert Schnell
                                                   David Walsh

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee was, during 2001, an officer or employee of the Company or any of its subsidiaries, nor was any member of the Compensation Committee formerly an officer of the Company or any of its subsidiaries. No executive officer of the Company served (i) as a member of the compensation committee (or board of directors serving the compensation function) of another entity, one of whose executive officers served on the Compensation Committee or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on the Company's Board.

Certain Relationships and Related Party Transactions

       In connection with the purchase of a personal residence, on June 3, 1998, the Company made a loan to Executive Vice President Anthony Wall which he paid off in July 2001. The maximum amount of indebtedness, including accrued interest, on such note during 2001 was $76,986.

         Since 1998, the Company has from time to time repurchased blocks of its stock to the extent they come available on terms acceptable to the Company. In March 2002, Jacob and Andrea Kaufman offered 72,416 shares of Company stock to the Company for purchase. Andrea Kaufman is the daughter of Fred Kayne, the Chairman and majority stockholder of the Company. Management determined that such purchase would be to the benefit of the Company. The purchase was then submitted to and approved by the Audit Committee. On March 25, 2002, the Company purchased the shares for $242,594, which was $3.35 per share, the closing price of the shares on the date of purchase.



                          REPORT OF THE AUDIT COMMITTEE

         Notwithstanding anything to the contrary in any of the Company's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, that might incorporate this Proxy Statement or future filings with the Securities Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         The current members of the Company's Audit Committee are Steven Good, David Walsh and Skip Coomber, none of whom is an officer or employee of the Company. The members of the Audit Committee are considered independent as defined by the listing standards imposed by the NASD Rule 4200(a)(15). The Audit Committee has reviewed the 2001 audited financial statements with management, discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees) and received required written disclosures from the independent accountants. Based on the review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ending December 31, 2001 for filing with the Securities and Exchange Commission.

                                                    The Audit Committee

                                                    Steven C. Good
                                                    David J. Walsh
                                                    Skip Coomber


                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP served as the Company's independent auditor during 2001 and has been recommended to continue to serve as the Company's independent auditor for 2002. A representative of Deloitte & Touche LLP will be present at the 2002 Annual Meeting of Stockholders and will be available to respond to appropriate questions.

         Audit Fees. The aggregate fees billed by Deloitte & Touche LLP for auditing services rendered for the 2001 audit of the Company's annual financial statements were $115,000. The Company has not retained Deloitte & Touche LLP to perform services other than the audit of the annual financial statements.


                      COMPARISON OF CUMULATIVE TOTAL RETURN
       The following is a comparison of the cumulative total stockholder return on a $100 investment in the Common Stock of the Company, including the reinvestment of dividends, with the cumulative total return of a $100 investment in the NASDAQ National Stock Market Index and the CRSP Total Return Industry Index for Retail Trade Stocks for the period from September 30, 1997 (the first quarter ending after the Company's September 25, 1997 initial public offering) through December 31, 2001. The two comparison indexes are intended to provide a relevant comparison of total annual return in the time period (through December 31, 2001) in which the Company's Common Stock has been publicly traded.



                             BIG DOG HOLDINGS, INC.
                      Comparison of Cumulative Total Return
                  September 30, 1997 through December 31, 2001

                         PERFORMANCE GRAPH APPEARS HERE

                                                 NASDAQ             NASDAQ
Mesurement Period             BIG DOG            RETAIL             MARKET
(Fiscal Year Covered)      HOLDINGS, INC.        INDEX              INDEX
---------------------      --------------        ------             ------

Measurement PT-9/26/97        $100.00            $100.00           $100.00
               9/30/97         100.00             100.00            100.00
              12/30/97          40.18              96.43             93.62
               3/30/98          47.32             115.74            109.57
               6/30/98          36.61             117.81            112.58
               9/30/98          22.32              85.23            101.58
              12/30/98          33.93             117.35            132.00
               3/30/99          41.92             116.97            148.04
               6/30/99          38.27             113.09            161.94
               9/30/99          40.55             101.46            165.97
              12/30/99          50.58             102.87            245.34
               3/30/00          33.54              92.72            275.39
               6/30/00          30.74              73.74            239.41
               9/30/00          37.26              75.26            220.30
              12/30/00          27.95              63.12            147.50
               3/30/01          30.28              65.48            110.09
               6/30/01          26.98              77.29            129.76
               9/30/01          23.85              65.45             90.03
              12/30/01          23.26              87.26            117.03


         The Comparison of Cumulative Total Return shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Company pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended except to the extent the Company specifically incorporates the Comparison by reference therein. The Comparison shall not be deemed soliciting material or otherwise deemed filed under either such Act.





                                   PROPOSAL 2

                    AMENDMENT TO 1997 PERFORMANCE AWARD PLAN

Stockholders are being asked to approve an amendment (the "Amendment") to the Amended and Restated 1997 Performance Award Plan (as amended, the "1997 Plan") to increase the share authority.

As of March 31, 2002, there were approximately 1390 officers and employees of the Company and its Subsidiaries and six directors (including Mr. Kayne and Mr. Feshbach), all of whom are Eligible Persons under the 1997 Plan. The Compensation Committee retains the power to determine the particular Eligible Persons to whom discretionary Awards will be granted.

Increased Share Authority.The 1997 Plan previously imposed a 2,000,000 share limit on the aggregate number of shares of Common Stock that may be issued (or reissued) pursuant to awards under it. The Amendment increases, subject to stockholder approval, this aggregate share limit by 1,000,000 shares, from 2,000,000 shares of Common Stock (of which, as of March 31, 2002, approximately 356,000 shares remained available for awards under the 1997 Plan and approximately 1,644,000 shares were subject to outstanding Options) to 3,000,000 shares of Common Stock, subject to certain adjustments (see "Summary Description of the 1997 Plan--Limits on Awards; Authorized Shares" below).

For purposes of determining the number of shares to charge against the share limits, shares relating to any award (or part of an award) that fails to vest, expires, is not exercised or is cancelled or reacquired will again become available for award purposes under the 1997 Plan, subject to certain limits (if applicable) in respect of performance-based awards for purposes of Section 162(m) of the Internal Revenue Code. Any subsequent use of those shares is subject to the individual grant limits during any period and to aggregate plan limits on shares issued. Awards settled in cash are not charged against the share limits of the 1997 Plan. Upon a stock-for-stock exercise, share offset or stock settlement of an Option, Stock Appreciation Right ("SAR") or other Award, only the net number of new shares issued will be charged against the share limits.

SUMMARY DESCRIPTION OF THE PLAN

The principal terms of the 1997 Plan, to the extent not addressed above in the discussion of the Amendment, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 1997 Plan, which can be reviewed on the Securities and Exchange Commission's Web site at http://www.sec.gov and obtained from the Company. Requests for the 1997 Plan should be directed to:

Corporate Secretary
Big Dog Holdings, Inc.
121 Gray Avenue, Suite 300
Santa Barbara, California 93101
Telephone: (805) 963-8727

Purpose. The purpose of the 1997 Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding officers, employees and other eligible persons, including directors, with awards and incentives for high levels of individual performance and improved financial performance of the Company.

Administration. The 1997 Plan is administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Committee"). See "Board and Committee Meetings" at pages 4-5 of this Proxy Statement. The applicable Committee has broad authority under the 1997 Plan to determine the number of shares that are to be subject to Awards and the terms and conditions of such Awards, including the price (if any) to be paid for the shares or the Award. Subject to the other provisions of the 1997 Plan, the Committee also has the authority (1) to permit the recipient of any Award to pay the exercise or purchase price of the Common Stock or the Award in cash, the delivery of previously owned shares of Common Stock, by notice and third party payment, or by a promissory note meeting the requirements contained in the 1997 Plan; (2) to reprice Options and amend other option terms, to accelerate the receipt or vesting of benefits and to extend benefits under an Award; and (3) to make certain adjustments to an outstanding Award and authorize the conversion, succession or substitution of an Award in connection with certain reorganizations or Change in Control Events (as generally described below under "Acceleration of Awards; Possible Early Termination of Awards").

Types of Awards. The 1997 Plan authorizes the grant of Options, SAR's, Restricted Stock, Stock Bonuses, Performance Share Awards, dividend equivalents, and deferred payment rights. An Option or SAR will expire, or another Award will vest or be forfeited, not more than 10 years after the date of grant. The Committee determines the applicable vesting schedule for each Award.

Transfer Restrictions. Subject to customary exceptions, Awards under the 1997 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable only by the recipient. The Committee may permit the transfer of an Award if the transferor presents satisfactory evidence that the transfer is for estate and/or tax planning purposes and without consideration (other than nominal consideration).

Limits on Awards; Authorized Shares. If the Amendment is approved by stockholders, a maximum of 3,000,000 shares of Common Stock may be delivered pursuant to Awards granted under the 1997 Plan.

The other existing individual Plan limits are:

         . a maximum of 300,000 shares of Common Stock may be subject to Options and SAR's granted during any calendar year to any individual, and

         . a maximum of 300,000 shares of Common Stock may be subject to all Awards granted during any calendar year to any individual.

Performance Share Awards payable to any individual in respect of any calendar year cannot, if payable solely in cash, exceed $1,000,000.

As is customary in incentive plans of this nature, the number and kind of shares available under the 1997 Plan and the then outstanding Awards, as well as exercise or purchase prices, performance targets under certain Performance Share Awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to the Company's stockholders.

The 1997 Plan will not limit the authority of the Board or other Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

Stock Options. An Option is the right to purchase shares of Common Stock at a future date at a fixed or variable exercise price (the "Option Price"). The Option Price per share will be determined by the Committee at the time of grant, but in the case of Incentive Stock Options (or "ISO's") will not be less than the fair market value of a share of Common Stock on the date of grant. ISO's are taxed differently and are subject to more restrictive terms and amounts by the Code and the 1997 Plan. Full payment for shares purchased on the exercise of any Option must be made at the time of such exercise in a form and manner approved by the Committee.

Stock Appreciation Rights. An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR. The base price of each SAR will be established by the Committee at the time of grant of the SAR. SAR's may be granted in connection with other Awards or independently.

Restricted Stock Awards. A Restricted Stock Award is an award typically for a fixed number of shares of Common Stock which are subject to restrictions. The Committee specifies the price, if any, the recipient must pay for the shares of Restricted Stock and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

Stock Bonuses. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements, in such manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee and may be granted independently or in lieu of a cash bonus.

Performance Share Awards. The Committee may grant Performance Share Awards to Eligible Employees. The vesting and/or payment of Performance Share Awards will be based on the attainment of one or more performance measures established by the Committee with respect to the Award at the time of grant.

Section 162(m) Business Criteria. Performance Share Awards may be designed to satisfy the requirements for "performance-based" compensation under Section 162(m) of the Code, in addition to Options or SAR's granted at an Option Price or base price no less than the fair market value of a share of Common Stock on the date of grant, which may also satisfy the requirements for "performance-based" compensation under Section 162(m). These awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments, or units. The applicable periods over which performance is measured will be not less than one nor more than 10 years.

The business criteria, other than stock price appreciation, upon which performance goals with respect to these awards will be established are:

         . revenue growth,

         . net earnings (before or after taxes or before or after taxes, interest, depreciation and/or amortization),

         . cash flow,

         . return on equity or on assets or net investment,

         . cost containment or reduction, or

         . any combination of the foregoing.

These awards are earned and payable only if performance reaches specific, pre-established performance goals approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain. Before any of these awards are paid, the Committee must certify that the applicable performance goals have been satisfied. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

Performance Share Awards may be stock-based (payable in stock only or cash or stock) or may be cash-only awards (in either case, subject to the limits described above under the heading "Limits on Awards; Authorized Shares"). The Committee will have discretion to determine the performance goals and restrictions or other limitations of the individual Performance Share Awards and is expected to reserve "negative" discretion to reduce payments below maximum Award limits.

Deferrals. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or payable under the 1997 Plan, and provide for the crediting of benefits thereon. The Committee may impose additional conditions, restrictions, or requirements on such deferrals.

Loans to Purchase Shares. The 1997 Plan authorizes loans (including tax loans) to finance or facilitate the exercise, vesting, purchase or receipt of awards. Loans associated with the exercise, vesting or purchase of an award may not exceed the exercise or purchase price and applicable withholding taxes. Loans (other than tax loans) under the 1997 Plan must be full recourse loans and secured by the stock purchased, if required by the Committee or by applicable law, but may include favorable (below market) terms as to interest rates or other provisions. The term of any loan under the 1997 Plan may not exceed five years.

Acceleration of Awards; Possible Early Termination of Awards. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits will not be accelerated, then generally upon the Change in Control Event each Option and SAR will become immediately exercisable, any Restricted Stock will vest, and any Performance Share Awards will become payable. A Change in Control Event under the 1997 Plan generally includes (subject to certain exceptions) a 50% or more change in ownership of the Company, certain changes in a majority of the Board, certain mergers or consolidations approved by the Company's stockholders, or stockholder approval of a liquidation of the Company or sale of substantially all of the Company's assets.

Termination of or Changes to the 1997 Plan. The Board may amend or terminate the 1997 Plan at any time and in any manner, including a manner that increases, within 1997 Plan aggregate limits, awards to officers and directors. Unless required by applicable law, stockholder approval of amendments will not be required. No new Awards may be granted under the 1997 Plan after July 31, 2007, although authority of the Committee will continue as to any then outstanding Awards.

Amendments to Options. Outstanding Awards may be amended, including by changes constituting a repricing, but the consent of the holder is required if the amendment materially and adversely affects the holder.

Securities Underlying Awards. The fair market value of the Common Stock as of April 30, 2002 was $3.16 per share. The Company plans to register under the Securities Act of 1933, as amended, the additional Common Stock made available under the Amendment, prior to the time that any of the Options with respect to such shares become exercisable.


OTHER SPECIFIC BENEFITS

The grant of Options, Restricted Stock other Awards under the 1997 Plan in the future and the nature of any such Awards are subject to the Committee's discretion. The number, amount and type of Awards to be received by or allocated to Named Executive Officers, Directors, and other Eligible Persons under the Amended Plan in the future cannot be determined. Had the Amendment to the 1997 Plan been in effect in 2001, the Company expects that the awards under the 1997 Plan would not have been materially different from those reported elsewhere in this proxy statement.


FEDERAL INCOME TAX TREATMENT OF AWARDS UNDER THE PLAN

The federal income tax consequences of the 1997 Plan under current federal law are summarized in the following discussion of general tax principles applicable to the Plan. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

The Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the Option Price and the fair market value of the shares at the time of exercise of a Non- qualified Stock Option. With respect to ISO's, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of grant or exercise. The current federal income tax consequences of other Awards authorized under the 1997 Plan generally follow certain basic patterns: SAR's are taxed and deductible in substantially the same manner as Options; nontransferable Restricted Stock subject to a substantial risk of forfeiture results in income recognition of the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and Performance Share Awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an Award is accelerated under the 1997 Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code, and certain related excise taxes may be triggered. The 1997 Plan provides that, unless the Award otherwise provides, it will not be accelerated to the extent or in a manner that would not be fully deductible to the Company under these limits. Furthermore, if compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct amounts not performance-based, if they exceed $1,000,000.

VOTE REQUIRED

The Board has approved the Amendment and believes it to be in the best interest of the Company and its stockholders and will provide the Company additional flexibility for future awards in the ordinary course and in specific circumstances, including possible acquisitions. Approval of the Amendment requires the affirmative vote of a majority of the Common Stock present, or represented, and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT. All members of the Board are eligible for and have been granted Awards, and thus have a personal interest in the Amendment.




                                   PROPOSAL 3

                         RATIFICATION OF APPOINTMENT OF
                   INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

       Upon the recommendation of the Audit Committee, the Board of Directors of the Company has appointed Deloitte & Touche LLP as the Company's independent public accountants and auditors for the fiscal year ending December 31, 2002, subject to stockholder approval. Deloitte & Touche LLP has served as the Company's independent public accountants and auditors since 1992.

       Services which will be provided to the Company and its subsidiaries by Deloitte & Touche LLP with respect to the 2002 fiscal year include the examination of the Company's consolidated financial statements, reviews of quarterly reports, services related to filings with the SEC and consultations on various tax matters.

       A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and to make such statements as he or she may desire.

       The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the Company independent public accountants and auditors for the 2002 fiscal year.


                                  MISCELLANEOUS

Other Matters

       If any other matters properly come before the meeting, it is the intention of the proxy holders to vote in their discretion on such matters pursuant to the authority granted in the proxy and permitted under applicable law.

Section 16(a) Beneficial Ownership Reporting Compliance

       Section 16(a) of the Securities Exchange Act of 1934 requires that executive officers, directors, and holders of more than 10% of a company's registered class of securities file reports of their ownership of a company's securities with the SEC. Based on a review of these reports, the Company believes that its reporting persons complied with all applicable filing requirements.

Cost of Soliciting Proxies

       The expenses of preparing and mailing the Notice of Annual Meeting, the Proxy Statement and the proxy card(s) will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and employees of the Company (who will receive no additional compensation) by personal interviews, telephone, telegraph and facsimile. The Company has not retained, and does not intend to retain, any other entities to assist in the solicitation of proxies. It is anticipated that banks, custodians, nominees and fiduciaries will forward proxy soliciting material to beneficial owners of the Company's Common Stock and that such persons will be reimbursed by the Company for their expenses incurred in so doing.

Form 10-K and Annual Report to Stockholders

       Enclosed with the Proxy Statement is the Annual Report of the Company for 2001, which includes a copy of the Company's Annual Report on Form 10-K for 2001. The Annual Report is enclosed for the convenience of stockholders only and should not be viewed as part of the proxy solicitation material. If any person who was a beneficial owner of Common Stock of the Company on the record date for the 2002 Annual Meeting desires additional copies of the Company's Annual Report, it will be furnished without charge upon receipt of a written request. The request should identify the person making the request as a stockholder of the Company and should be directed to:

                                            Big Dog Holdings, Inc.

                                            121 Gray Avenue

                                            Santa Barbara, CA 93101

                                            Attn: Stockholder Relations

        Telephone requests may be directed to Stockholder Relations at
        (805) 963-8727, ext. 1360.

Proposals of Stockholders

       The 2003 Annual Meeting of stockholders is presently expected to be held in June 2003. To be considered for inclusion in the Company's Proxy Statement for the 2003 Annual Meeting, proposals of stockholders intended to be presented at the meeting must be received by the Corporate Secretary, Big Dog Holdings, Inc., 121 Gray Avenue, Santa Barbara, California 93101, no later than January 1, 2003.

       A stockholder may wish to have a proposal presented at the 2003 Annual Meeting, but not to have it included in the Company's Proxy Statement for the meeting. If notice of the proposal is not received by the Company at the above address by March 15, 2003, then the proposal will be deemed untimely under Rule 14a-4(e) under the Securities and Exchange Act of 1934, and the Company will have the right to exercise discretionary voting authority with respect to the proposal.

       Stockholders wishing to bring proposals before the 2003 Annual Meeting must also comply with Section 1.9 of the Company's Bylaws, which requires certain information to be provided in connection with the submission of stockholder proposals and sets forth certain requirements in regard thereto.





                                                Anthony J. Wall
                                                Executive Vice President,
                                                General Counsel and Secretary

APPENDIX A











                             BIG DOG HOLDINGS, INC.
                              AMENDED AND RESTATED
                           1997 PERFORMANCE AWARD PLAN
                               (As of May 1, 2002)

1 . The Plan  2
    --------
   1.1 Purpose  2
       -------
   1.2 Administration and Authorization; Power and Procedure  2
       -----------------------------------------------------
      1.2.1 Committee  2
            ---------
      1.2.2 Plan Awards; Interpretation; Powers of Committee  2
            ------------------------------------------------
      1.2.3 Binding Determinations  3
            ----------------------
      1.2.4 Reliance on Experts  3
            -------------------
      1.2.5 Bifurcation of Plan Administration; Delegation  3
            ----------------------------------------------
   1.3 Participation  4
       -------------
   1.4 Shares Available for Awards; Share Limits  4
       -----------------------------------------
      1.4.1 Shares Available  4
            ----------------
      1.4.2 Share Limits  4
            ------------
      1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards  4
            ---------------------------------------------------------------
   1.5 Grant of Awards  5
       ---------------
   1.6 Award Period  5
       ------------
   1.7 Limitations on Exercise and Vesting of Awards  5
       ---------------------------------------------
      1.7.1 Provisions for Exercise  5
            -----------------------
      1.7.2 Procedure  5
            ---------
      1.7.3 Fractional Shares/Minimum Issue  5
            -------------------------------
   1.8 Acceptance of Notes to Finance Exercise  5
       ---------------------------------------
      1.8.1 Principal  6
            ---------
      1.8.2 Term  6
            ----
      1.8.3 Recourse; Security  6
            ------------------
      1.8.4 Termination of Employment  6
            -------------------------
   1.9 No Transferability; Limited Exception to Transfer Restrictions  6
       --------------------------------------------------------------
      1.9.1 Limit On Exercise and Transfer  6
            ------------------------------
      1.9.2 Exceptions  6
            ----------
   1.9.3 Further Exceptions to Limits On Transfer  7
         ----------------------------------------
2. Options  7
   -------
   2.1 Grants  7
       ------
   2.2 Option Price  7
       ------------
      2.2.1 Pricing Limits  7
            --------------
      2.2.2 Payment Provisions  8
            ------------------
   2.3 Limitations on Grant and Terms of Incentive Stock Options  8
       ---------------------------------------------------------
      2.3.1 $100,000 Limit  8
            --------------
      2.3.2 Option Period   9
            -------------
      2.3.3 Other Code Limits  9
            -----------------
   2.4 Limits on 10% Holders  9
       ---------------------
   2.5 Option Repricing/Cancellation and Regrant/Waiver of Restrictions  9
       ----------------------------------------------------------------
   2.6 Effects of Termination of Employment; Termination of Subsidiary Status;
       -----------------------------------------------------------------------
       Discretionary Provisions   9
       ------------------------
      2.6.1 Options - Resignation or Dismissal  9
            ----------------------------------
      2.6.2 Options - Death or Disability   10
            -----------------------------
      2.6.3 Options - Retirement    10
            --------------------
      2.6.4 Certain SARs   10
            ------------
      2.6.5 Other Awards   10
            ------------
      2.6.6 Committee Discretion    10
            --------------------
   2.7 Options and Rights in Substitution for Stock Options Granted by
       ---------------------------------------------------------------
       Other Corporations  11
       ------------------
3.  Stock Appreciation Rights  12
    -------------------------
   3.1 Grants  12
       ------
   3.2 Exercise of Stock Appreciation Rights  12
       -------------------------------------
      3.2.1 Exercisability  12
            --------------
      3.2.2 Effect on Available Shares  12
            --------------------------
      3.2.3 Stand-Alone SARs  12
            ----------------
      3.2.4 Proportionate Reduction  12
            -----------------------
   3.3 Payment  12
       -------
      3.3.1 Amount  12
            ------
      3.3.2 Form of Payment  13
            ---------------
   3.4 Limited Stock Appreciation Rights    13
       ---------------------------------
4.  Restricted Stock Awards  13
    -----------------------
   4.1 Grants  13
       ------
   4.2 Restrictions  14
       ------------
      4.2.1 Pre-Vesting Restraints  14
            ----------------------
      4.2.2 Dividend and Voting Rights  14
            --------------------------
      4.2.3 Cash Payments  14
            -------------
   4.3 Return to the Corporation  14
       -------------------------
5.  Performance Share Awards and Stock Bonuses  14
    ------------------------------------------
   5.1 Grants of Performance Share Awards   14
       ----------------------------------
   5.2 Special Performance-Based Share Awards  15
       --------------------------------------
      5.2.1 Eligible Class  16
            --------------
      5.2.2 Maximum Award   16
            -------------
      5.2.3 Committee Certification  16
            -----------------------
      5.2.4 Terms and Conditions of Awards  16
            ------------------------------
      5.2.5 Stock Payout Features   16
            ---------------------
      5.2.6 Adjustments for Material Changes  16
            --------------------------------
   5.3 Grants of Stock Bonuses  16
       -----------------------
   5.4 Deferred Payments   17
       -----------------
   5.5 Cash Bonus Awards   17
       -----------------
      5.5.1 Performance Goals  17
            -----------------
      5.5.2 Payment in Restricted Stock  17
            ---------------------------
6.  Other Provisions  17
    ----------------
   6.1 Rights of Eligible Persons, Participants and Beneficiaries  17
       ----------------------------------------------------------
      6.1.1 Employment Status  17
            -----------------
      6.1.2 No Employment Contract  17
            ----------------------
      6.1.3 Plan Not Funded  18
            ---------------
   6.2 Adjustments; Acceleration  18
       -------------------------
      6.2.1 Adjustments  18
            -----------
      6.2.2 Acceleration of Awards Upon Change in Control  19
            ---------------------------------------------
      6.2.3 Possible Early Termination of Accelerated Awards  20
            ------------------------------------------------
      6.2.4 Golden Parachute Limitations   20
            ----------------------------
   6.3 Effect of Termination of Employment  20
       -----------------------------------
   6.4 Compliance with Laws  21
       --------------------
   6.5 Tax Withholding  21
       ---------------
      6.5.1 Provision for Tax Withholding Offset  21
            ------------------------------------
      6.5.2 Tax Loans  21
            ---------
   6.6 Plan Amendment, Termination and Suspension  22
       ------------------------------------------
      6.6.1 Board Authorization     22
            -------------------
      6.6.2 Stockholder Approval    22
            --------------------
      6.6.3 Amendments to Awards    22
            --------------------
      6.6.4 Limitations on Amendments to Plan and Awards  22
            --------------------------------------------
      6.6.5 Amendments to Formula Awards   23
            ----------------------------
   6.7 Privileges of Stock Ownership  23
       -----------------------------
   6.8 Effective Date of the Plan   23
       --------------------------
   6.9 Term of the Plan  23
       ----------------
   6.10 Governing Law/Construction/Severability  23
        ---------------------------------------
      6.10.1 Choice of Law  23
             -------------
      6.10.2 Severability   23
             ------------
      6.10.3 Plan Construction  24
             -----------------
   6.11 Captions  24
        --------
   6.12 Effect of Change of Subsidiary Status  24
        -------------------------------------
   6.13 Non-Exclusivity of Plan  24
        -----------------------
7.  Definitions   25
    -----------

                             BIG DOG HOLDINGS, INC.
                             ----------------------
                              AMENDED AND RESTATED
                              --------------------
                           1997 PERFORMANCE AWARD PLAN
                           ---------------------------
                             (AS OF MAY 1, 2002*)



                                  1. The Plan
                                     --------

1.1 Purpose. The purpose of this Plan is to promote the success of the Company and the interests of its stockholders by attracting, motivating, retaining and rewarding directors, officers, employees and other eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. "Corporation" means Big Dog Holdings, Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Section 7.

1.2      Administration and Authorization; Power and Procedure.

         1.2.1 Committee. This Plan will be administered by and all Awards will be authorized by the Committee. Action of the Committee with respect to the administration of this Plan will be taken pursuant to a majority vote or by written consent of its members.

         1.2.2 Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan and any express limitations on the delegated authority of a Committee, the Committee will have the authority to:

                  (a) determine eligibility and the particular Eligible Persons who will receive Awards;

                  (b) grant Awards to Eligible Persons, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards will become exercisable or will vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

                  (c) approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

                  (d) construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                  (e) cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Persons, subject to any required consent under Section 6.6;

                  (f) accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                  (g) make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

         1.2.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan will be within the absolute discretion of that entity or body and will be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, will be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

         1.2.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company will be liable for any such action or determination taken or made or omitted in good faith.

         1.2.5 Bifurcation of Plan Administration; Delegation. Subject to the limits of Section 7, the Board may delegate different levels of authority to different Committees with administration and grant authority under this Plan, provided that each designated Committee granting any Awards hereunder shall consist exclusively of a member or members of the Board. A majority of the members of the acting Committee shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. A Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

1.3 Participation. Discretionary Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines.

1.4      Shares Available for Awards; Share Limits.

         1.4.1 Shares Available. Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan will be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

         1.4.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Persons under this Plan will not exceed three million (3,000,000) shares (the "Share Limit"). The maximum number of shares subject to those options and Stock Appreciation Rights that are granted during any calendar year to any one individual will be limited to three hundred thousand (300,000) and the maximum individual limit on the number of shares in the aggregate subject to all Awards that during any calendar year are granted under this Plan to any one individual will be three hundred thousand (300,000). Each of the foregoing numerical limits will be subject to adjustment as contemplated by this Section 1.4 and Section 6.2.

         1.4.3 Share Reservation; Replenishment and Reissue of Unvested Awards. No Award may be granted under this Plan unless, on the date of grant, the sum of (a) the maximum number of shares issuable at any time pursuant to such Award, plus (b) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (c) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the Share Limit. Shares that are subject to or underlie Awards that expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, will again, except to the extent prohibited by law, be available for subsequent Awards under the Plan. Except as limited by law, if an Award is or may be settled only in cash, such Award need not be counted against any of the limits under this Section 1.4.

1.5 Grant of Awards. Subject to the express provisions of this Plan, the Committee will determine the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2.2, the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award will be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

1.6 Award Period. Any Option, SAR, warrant or similar right shall expire and any other Award shall either vest or be forfeited not more than 10 years after the date of grant; provided, however, that any payment of cash or delivery of stock pursuant to an Award may be delayed until a future date if specifically authorized by the Committee in writing.

1.7      Limitations on Exercise and Vesting of Awards.

         1.7.1 Provisions for Exercise. Unless the Committee otherwise expressly provides, no Award will be exercisable or will vest until at least six months after the initial Award Date, and once exercisable an Award will remain exercisable until the expiration or earlier termination of the Award.

         1.7.2 Procedure. Any exercisable Award will be deemed to be exercised when the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with
         Section 2.2.2 or the applicable Award Agreement.

         1.7.3 Fractional Shares/Minimum Issue. Fractional share interests will be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Persons that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

1.8 Acceptance of Notes to Finance Exercise. The Corporation may, with the Committee's express approval, accept one or more notes from any Eligible Person in connection with the exercise or receipt of any outstanding Award; but any such note will be subject to the following terms and conditions:

         1.8.1 Principal. The principal of the note will not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note will be delivered directly to the Corporation in consideration of such exercise or receipt.

         1.8.2 Term. The initial term of the note will be determined by the Committee; but the term of the note, including extensions, will not exceed a period of five years.

         1.8.3 Recourse; Security. The note will provide for full recourse to the Participant and will bear interest at a rate determined by the Committee but not less than the interest rate necessary to avoid the imputation of interest under the Code. If required by the Committee or by applicable law, the note will be secured by a pledge of any shares or rights financed thereby in compliance with applicable law. The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note will conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

         1.8.4 Termination of Employment. If the employment or term of service of the Participant terminates, the unpaid principal balance of the note will become due and payable on the 10th business day after such termination; but if a sale of such shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance will become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions (or deemed transactions in securities of this Corporation) by the Participant after such termination.

1.9      No Transferability; Limited Exception to Transfer Restrictions.

         1.9.1 Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.9, by applicable law and by the Award Agreement, as the same may be amended, (a) all Awards are non-transferable and will not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards will be exercised only by the Participant; and (b) amounts payable or shares issuable pursuant to an Award will be delivered only to (or for the account of) the Participant.

         1.9.2 Exceptions. The Committee may permit Awards to be exercised by and paid only to certain persons or entities related to the Participant pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer will be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes and without consideration (other than nominal consideration). ISOs and Restricted Stock Awards, however, will be subject to any and all additional transfer restrictions under the Code.

         1.9.3    Further Exceptions to Limits On Transfer.
         The exercise and transfer restrictions in Section 1.9.1 will not apply to:

                  (a)  transfers to the Corporation,

                  (b) the designation of a beneficiary to receive benefits if the Participant dies or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                  (c) transfers pursuant to a QDRO if approved or ratified by the Committee,

                  (d) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by the Participant's legal representative, or

                  (e) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.


                                   2. Options
                                      -------

2.1 Grants. One or more Options may be granted under this Section to any Eligible Person. Each Option granted will be designated in the applicable Award Agreement, by the Committee as either an Incentive Stock Option, subject to Section 2.3, or a Non-Qualified Stock Option.

2.2      Option Price.

         2.2.1 Pricing Limits. The purchase price per share of the Common Stock covered by each Option will be determined by the Committee at the time of the Award, but in the case of Incentive Stock Options will not be less than 100% (110% in the case of a Participant described in Section 2.4) of the Fair Market Value of the Common Stock on the date of grant and in all cases will not be less than the par value thereof.

         2.2.2 Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Section will be paid in full at the time of each purchase in one or a combination of the following methods: (a) in cash or by electronic funds transfer; (b) by certified or cashier's check payable to the order of the Corporation; (c) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (d) by notice and third party payment in such manner as may be authorized by the Committee; or (e) by the delivery of shares of Common Stock of the Corporation already owned by the Participant, but the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares, and any shares delivered that were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option will be valued at their Fair Market Value on the date of exercise. Without limiting the generality of the foregoing, the Committee may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale proceeds necessary to pay the exercise price and, unless otherwise prohibited by the Committee or applicable law, any applicable tax withholding under
         Section 6.5. The Corporation will not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor and any related withholding obligations have been satisfied.

2.3      Limitations on Grant and Terms of Incentive Stock Options.

         2.3.1 $100,000 Limit. To the extent that the aggregate "Fair Market Value" of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options will be treated as Nonqualified Stock Options. For this purpose, the "Fair Market Value" of the stock subject to options will be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options will be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

         2.3.2 Option Period. Subject to Section 1.6, each Option and all rights thereunder will expire no later than 10 years after the Award Date.

         2.3.3 Other Code Limits. Incentive Stock Options may only be granted to Eligible Employees of the Corporation or a Subsidiary that satisfies the other eligibility requirements of the Code. There will be imposed in any Award Agreement relating to Incentive Stock Options such other terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in
         Section 422 of the Code.

2.4 Limits on 10% Holders. No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

2.5 Option Repricing/Cancellation and Regrant/Waiver of Restrictions. Subject to Section 1.4 and Section 6.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Person any adjustment in the exercise or purchase price, the vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Section by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price that is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

2.6 Effects of Termination of Employment; Termination of Subsidiary Status; Discretionary Provisions.

         2.6.1 Options - Resignation or Dismissal. If the Participant's employment by (or other service specified in the Award Agreement to) the Company terminates for any reason (the date of such termination being referred to as the "Severance Date") other than Retirement, Total Disability or death, or "for cause" (as determined in the discretion of the Committee), the Participant will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, three months after the Severance Date to exercise any Option to the extent it has become exercisable on the Severance Date. In the case of a termination "for cause", the Option will terminate on the Severance Date. In other cases, the Option, to the extent not exercisable on the Severance Date, will terminate.

         2.6.2 Options - Death or Disability. If the Participant's employment by (or specified service to) the Company terminates as a result of Total Disability or death, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Option to the extent it will have become exercisable by the Severance Date. Any Option to the extent not exercisable on the Severance Date will terminate.

         2.6.3 Options - Retirement. If the Participant's employment by (or specified service to) the Company terminates as a result of Retirement, the Participant, Participant's Personal Representative or the Participant's Beneficiary, as the case may be, will have, unless otherwise provided in the Award Agreement and subject to earlier termination pursuant to or as contemplated by Section 1.6 or 6.2, until 12 months after the Severance Date to exercise any Nonqualified Stock Option (three months after the Severance Date in the case of an Incentive Stock Option) to the extent it will have become exercisable by the Severance Date. The Option, to the extent not exercisable on the Severance Date, will terminate.

         2.6.4 Certain SARs. Any SAR granted concurrently or in tandem with an Option will have the same post-termination provisions and exercisability periods as the Option to which it relates, unless the Committee otherwise provides.

         2.6.5 Other Awards. The Committee will establish in respect of each other Award granted hereunder the Participant's rights and benefits (if any) if the Participant's employment is terminated and in so doing may make distinctions based upon the cause of termination and the nature of the Award.

         2.6.6 Committee Discretion. Notwithstanding the foregoing provisions of this Section 2.6, in the event of, or in anticipation of, a termination of employment with the Company for any reason, other than discharge for cause, the Committee may increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, or, subject to the provisions of Section 1.6, extend the exercisability period upon such terms as the Committee determines and expressly sets forth in or by amendment to the Award Agreement.

2.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations. Options and Stock Appreciation Rights may be granted to Eligible Persons under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Persons in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity.

                          3. Stock Appreciation Rights
                  (Including Limited Stock Appreciation Rights)

3.1 Grants. The Committee may grant to any Eligible Person Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder otherwise agrees.

3.2      Exercise of Stock Appreciation Rights.

         3.2.1 Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award will be exercisable at such time or times, and to the extent, that the related Award will be exercisable.

         3.2.2 Effect on Available Shares. To the extent that a Stock Appreciation Right is exercised, only the actual number of delivered shares of Common Stock will be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant will, however, be reduced by the number of underlying shares as to which the exercise related, unless the Award Agreement otherwise provides.

         3.2.3 Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

         3.2.4 Proportionate Reduction If an SAR extends to less than all the shares covered by the related Award and if a portion of the related Award is thereafter exercised, the number of shares subject to the unexercised SAR shall be reduced only if and to the extent that the remaining number of shares covered by such related Award is less than the remaining number of shares subject to such SAR.

3.3      Payment.

         3.3.1 Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive subject to Section 6.5 payment of an amount determined by multiplying

                           (a) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

                           (b) the number of shares with respect to which the Stock Appreciation Right has been exercised.

         3.3.2 Form of Payment. The Committee, in its sole discretion, will determine the form in which payment will be made of the amount determined under Section 3.3.1 above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, but the Committee will have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election will be subject to such conditions as the Committee may impose.

3.4 Limited Stock Appreciation Rights. The Committee may grant to any Eligible Person Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options, other SARs or other Awards (or any combination thereof), and may be payable in cash or shares based on the spread between the base price of the SAR and a price based upon or equal to the Fair Market Value of the Shares during a specified period or at a specified time within a specified period before, after or including the date of such event.

                           4. Restricted Stock Awards

4.1 Grants. The Committee may grant one or more Restricted Stock Awards to any Eligible Person. Each Restricted Stock Award Agreement will specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant, the extent (if any) to which and the time (if ever) at which the Participant will be entitled to dividends, voting and other rights in respect of the shares prior to vesting, and the restrictions (which may be based on performance criteria, passage of time or other factors or any combination thereof) imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions will not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("Restricted Shares") will bear a legend making appropriate reference to the restrictions imposed hereunder and will be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares have lapsed and the shares have vested in accordance with the provisions of the Award and
         Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

4.2      Restrictions.

                  4.2.1 Pre-Vesting Restraints. Except as provided in Sections
                  4.1 and 1.9, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

                  4.2.2 Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award will be entitled to cash dividend and voting rights for all shares issued even though they are not vested, but such rights will terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

                  4.2.3 Cash Payments. If the Participant has been paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement will specify whether and to what extent such cash will be returned (with or without an earnings factor) as to any restricted shares that cease to be eligible for vesting.

         4.3 Return to the Corporation. Unless the Committee otherwise expressly provides, Restricted Shares that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement will not vest and will be returned to the Corporation in such manner and on such terms as the Committee provides.

                  5. Performance Share Awards and Stock Bonuses

         5.1 Grants of Performance Share Awards. The Committee may grant Performance Share Awards to Eligible Employees based upon such factors as the Committee deems relevant in light of the specific type and terms of the award. An Award Agreement will specify the maximum number of shares of Common Stock (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any shares or cash to the Participant will be based. The amount of cash or shares or other property that may be deliverable pursuant to such Award will be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee (consistent with Section 6.10.3(b), if applicable) may determine.

         5.2 Special Performance-Based Share Awards. Options or SAR's granted with an exercise price not less than Fair Market Value at the applicable date of grant for Section 162(m) purposes to Eligible Employees which otherwise satisfy the conditions to deductibility under
         Section 162(m) of the Code are deemed "Qualifying Awards". Without limiting the generality of the foregoing, and in addition to Qualifying Awards granted under other provisions of this Plan, other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of restricted stock, performance stock, phantom stock or other rights, the vesting of which depends on the performance of the Company on a consolidated, segment, subsidiary, or division basis, with reference to revenue growth, net earnings (before or after taxes or before or after taxes, interest, depreciation, and/or amortization), cash flow, return on equity or on assets or on net investment, or cost containment or reduction, or any combination thereof (the "business criteria") relative to preestablished performance goals, may be granted under this Plan. To the extent so defined, these terms are used as applied under generally accepted accounting principles and in the Company's financial reporting. The applicable business criterion or criteria and the specific performance goals must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. The applicable performance measurement period may be not less than one nor more than 10 years (except as provided in Section 1.6). Other types of performance and non-performance awards may also be granted under the other provisions of this Plan. The following provisions relate to all Performance-Based Awards (other than Qualifying Awards) granted under this Plan:

                  5.2.1 Eligible Class. The eligible class of persons for Awards under this Section is executive officers of the Corporation.

                  5.2.2 Maximum Award. Subject to Section 1.4.2, in no event will grants in any calendar year to any one individual under this Section 5.2 relate to more than three hundred thousand (300,000) shares or, (if payable solely in cash) a cash amount of more than one million dollars ($1,000,000).

                  5.2.3 Committee Certification. To the extent required by
                  Section 162(m), before any Performance-Based Award under this
                  Section 5.2 is paid, the Committee must certify that the material terms of the Performance-Based Award were satisfied.

                  5.2.4 Terms and Conditions of Awards. The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

                  5.2.5 Stock Payout Features. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Shares, an Option, or another Award.

                  5.2.6 Adjustments for Material Changes. Performance goals or other features of an Award under this Section 5.2 may provide that they (a) shall be adjusted to reflect a change in corporate capitalization, a corporate transaction (such as a reorganization, combination, separation, or merger) or a complete or partial corporate liquidation, or (b) shall be calculated either without regard for or to reflect any change in accounting policies or practices affecting the Company and/or the business criteria or performance goals or targets, or (c) shall be adjusted for any other circumstance or event, or (d) any combination of (a) through (c), but only to the extent in each case that such adjustment or determination in respect of Performance-Based Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

         5.3 Grants of Stock Bonuses. The Committee may grant a Stock Bonus to any Eligible Person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee. The number of shares so awarded will be determined by the Committee. The Award may be granted independently or in lieu of a cash bonus.

         5.4 Deferred Payments. The Committee may authorize for the benefit of any Eligible Person the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral will be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

         5.5      Cash Bonus Awards.

                  5.5.1 Performance Goals. The Committee may establish a program of annual incentive awards that are payable in cash to Eligible Persons based upon the extent to which performance goals are met during the performance period. The performance goals may depend upon the performance of the Company on a consolidated, subsidiary division basis with reference to revenues, net earnings (before or after interest, taxes, depreciation, or amortization), cash flow, return on equity or on assets or net investment, cost containment or reduction, or achievement of strategic goals (or any combination of such factors). In addition, the award may depend upon the Eligible Employee's individual performance.


                  5.5.2 Payment in Restricted Stock. In lieu of cash payment of an Award, the Committee may require or allow all or a portion of the Award to be paid in the form of stock, Restricted Stock, an Option or other Award.

                               6. Other Provisions

         6.1      Rights of Eligible Persons, Participants and Beneficiaries.

                  6.1.1 Employment Status. Status as an Eligible Person will not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

                  6.1.2 No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) will confer upon any Eligible Person or other Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor will interfere in any way with the right of the Company to otherwise change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any related document will adversely affect any independent contractual right of such person without the Participant's consent.

                  6.1.3 Plan Not Funded. Awards payable under this Plan will be payable in shares or from the general assets of the Corporation, and (except as provided in Section 1.4.3) no special or separate reserve, fund or deposit will be made to assure payment of such Awards. No Participant, Beneficiary or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right will be no greater than the right of any unsecured general creditor of the Company.

         6.2      Adjustments; Acceleration.

                  6.2.1 Adjustments. The following provisions will apply if any extraordinary dividend or other extraordinary distribution occurs in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction (or event in respect of the Common Stock) or a sale of substantially all the assets of the Corporation as an entirety occurs. The Committee will, in such manner and to such extent (if any) as it deems appropriate and equitable

                           (a) proportionately adjust any or all of (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards,(iii) the grant, purchase, or exercise price of any or all outstanding Awards, (iv) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (v) the performance standards appropriate to any outstanding Awards, or

                           (b)  in  the   case   of  an   extraordinary
                                dividend   or   other   distribution,
                                recapitalization, reclassification, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event. In each case, with respect to Awards of Incentive Stock Options, no such adjustment will be made that would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions without the written consent of holders materially adversely affected thereby. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to stockholders generally.

                  6.2.2 Acceleration of Awards Upon Change in Control. Unless prior to a Change in Control Event the Committee determines that, upon its occurrence, benefits under any or all Awards will not accelerate or determines that only certain or limited benefits under any or all Awards will be accelerated and the extent to which they will be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event:

                           (a) each Option and Stock Appreciation Right will become immediately exercisable,

                           (b) Restricted Stock will immediately vest free of restrictions, and

                           (c) each Performance Share Award will become payable to the Participant.

                           However, in the case of a transaction intended to be
                  accounted for as a pooling of interests transaction, the Committee shall have no discretion with respect to the foregoing acceleration of Awards. The Committee may override the limitations on acceleration in this Section 6.2.2 by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards will comply with applicable legal requirements.

                  6.2.3 Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as required or permitted by Section
                  6.2.2 but is not exercised prior to (a) a dissolution of the Corporation, or (b) an event described in Section 6.2.1 that the Corporation does not survive, or (c) the consummation of an event described in Section 6.1 involving a Change of Control approved by the Board, such Option or right will terminate, subject to any provision that has been expressly made by the Committee through a plan of reorganization approved by the Board or otherwise for the survival, substitution, assumption, exchange or other settlement of such Option or right.

                  6.2.4 Golden Parachute Limitations. Unless otherwise specified in an Award Agreement, no Award will be accelerated under this Plan to an extent or in a manner that would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor will any payment hereunder be accelerated if any portion of such accelerated payment would not be deductible by the Company because of
                  Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program that would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments will be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code.

         6.3 Effect of Termination of Employment. The Committee will establish in respect of each Award granted to an Eligible Person the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

         6.4 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan will be subject to such restrictions, and to any restrictions the Committee may require to preserve a pooling of interests under generally accepted accounting principles, and the person acquiring such securities will, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

         6.5      Tax Withholding.

                  6.5.1 Provision for Tax Withholding Offset. Upon any exercise, vesting, or payment of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such Award event or payment or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash payment. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.4) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

                  6.5.2 Tax Loans. If so provided in the Award Agreement, the Company may, to the extent permitted by law, authorize a loan to an Eligible Person in the amount of any taxes that the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in Section 6.5.1. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

         6.6      Plan Amendment, Termination and Suspension.

                  6.6.1 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee will retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

                  6.6.2 Stockholder Approval. To the extent then required under Sections 422 and 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to stockholder approval. The changes to this Plan approved by the Board prior to May 1, 1998 to redefine the term Other Eligible Person to permit the grant of additional discretionary Awards to, and to permit the amendment of formula Awards then outstanding and held by, Non-Employee Directors, and to increase Plan and Award share limits shall be subject to stockholder approval.

                  6.6.3 Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Persons that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant's rights and benefits under an Award.

                  6.6.4 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award will, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 will not be deemed to constitute changes or amendments for purposes of this
                  Section 6.6.

                  6.6.5 Amendments to Formula Awards. Options granted under the formula Award feature of Section 8 of the prior version of this Plan may be amended by the Board or a duly authorized Committee of the Board in a manner permitted under this Plan in respect of Options granted to Eligible Employees.

         6.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

         6.8 Effective Date of the Plan. The Plan was first approved by the Board effective as of August 1, 1997, and, as amended and restated as of September 12, 1997, then approved by the Board and by the Corporation's stockholders. The Plan was further amended and restated in its entirety by the Board as of January 1, 1998 and February 5, 1998. The restatement as of February 5, 1998 was approved by the Company's stockholders on June 5, 1998. Section 1.4.2 and this Section
         6.8 were further amended by the Board as of May ____, 2002, subject to stockholder approval of the amendment to Section 1.4.2 and, if not so approved, will be rescinded, leaving the restatement as of February 5, 1998 in effect, in either case subject to Section 6.6.

         6.9 Term of the Plan. No Award will be granted under this Plan after July 31, 2007 (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, will continue during any suspension of this Plan and in respect of Awards outstanding on the termination date.

         6.10     Governing Law/Construction/Severability.

                  6.10.1 Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents will be governed by, and construed in accordance with the laws of the state of California.

                  6.10.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan will continue in effect.

                  6.10.3   Plan Construction.

                           (a)  Rule 16b-3. It is the intent of the
                                Corporation that transactions involving the
                                Awards under this Plan, in the case of
                                Participants who are or may be subject to
                                Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions under Rule 16 so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder.

                           (b) Section 162(m). It is the further intent of the Company that Options or SARs with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation under Section 162(m) of the Code to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies the administrative requirements thereof. This Plan shall be interpreted consistent with such intent.

         6.11 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

         6.12 Effect of Change of Subsidiary Status. For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment and service will be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

         6.13 Non-Exclusivity of Plan. Nothing in this Plan will limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

                                 7. Definitions


"Award" means an award of any Option, Stock Appreciation Right, Restricted Stock, Stock Bonus, performance share award, dividend equivalent or deferred payment right or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.


"Award Agreement" means any writing setting forth the terms of an Award that has been authorized by the Committee.


"Award Date" means the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.


"Award Period" means the period beginning on an Award Date and ending on the expiration date of such Award.


"Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan if the Participant dies, and means the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

"Board" means the Board of Directors of the Corporation.

"Change in Control Event" means any of the following:

         (a) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

         (b) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization), but including in such determination any securities of the other parties to such reorganization held by affiliates of the Corporation);

         (c) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity that is not a Subsidiary or other affiliate; or;

         (d) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), other than a Current Affiliate, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; provided, however, that a Change of Control will not be deemed to have occurred if a Current Affiliate transfers to an organization described under
         Section 501 of the Code beneficial ownership of more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

         (e) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).


"Current Affiliate" means Fred Kayne or any of his affiliates (within the meaning of the Exchange Act), successors, heirs, descendants or members of his immediate family.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Commission" means the Securities and Exchange Commission.


"Committee" means the Board or any one or more committees of director(s) appointed by the Board to administer this Plan with respect to the Awards within the scope of authority delegated by the Board. At least one committee will be comprised only of two or more directors, each of whom, in respect of any decision involving both (i) a Participant affected by the decision who is or may be subject to Section 162(m) of the Code and (ii) compensation intended as performance-based compensation within the meaning of Section 162(m) of the Code, will be Disinterested; in acting on any transaction with or for the benefit of a
Section 16 Person, the participating members of such Committee also shall be Non-Employee Directors within the meaning of Rule 16b-3 under the Exchange Act.


"Common Stock" means the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 6.2 of this Plan.

"Company" means, collectively, the Corporation and its Subsidiaries.

"Corporation" means Big Dog Sportswear, a Delaware corporation, and its successors.


"Disinterested" means a director who is an "outside director" within the meaning of Section 162(m) of the Code any applicable legal or regulatory requirements.

"Eligible Employee" means an officer (whether or not a director) or employee of the Company.


"Eligible Person" means an Eligible Employee, or any Other Eligible Person, as determined by the Committee.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.


"Fair Market Value" on any date means (a) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (b) if the stock is not listed or admitted to trade on a national securities exchange, the last/closing price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (c) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (d) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.


"Incentive Stock Option" means an Option that is designated and intended as an incentive stock option within the meaning of Section 422 of the Code, the award of that contains such provisions (including but not limited to the receipt of stockholder approval of this Plan, if the award is made prior to such approval) and is made under such circumstances and to such persons as may be necessary to comply with that section.


"Nonqualified Stock Option" means an Option that is designated as a Nonqualified Stock Option and will include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option will be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.


"Non-Employee Director" means a member of the Board of Directors of the Corporation who is not an officer or employee of the Company. For purposes of this Plan, the Chairman of the Board` will be deemed an officer of the Company.


"Option" means an option to purchase Common Stock granted under this Plan. The Committee will designate any Option granted to an Eligible Person as a Nonqualified Stock Option or an Incentive Stock Option.


"Other Eligible Person" means (a) any individual consultant or advisor or agent who renders or has rendered bona fide services (other than services in connection with the offering or sale of securities of the Company in a capital raising transaction) to the Company, and who (to the extent provided in the next sentence) is selected to participate in this Plan by the Committee; or (b) any director. A person who is neither an employee, officer nor director who provides bona fide services to the Company may be selected as an Other Eligible Person only if such person's participation in this Plan would not adversely affect (c) the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended, the offering of shares issuable under this Plan by the Company or (d) the Corporation's compliance with any other applicable laws.


"Participant" means an Eligible Person who has been granted an Award under this Plan and a Non-Employee Director who received an Award under Section 8 of the prior version of this Plan.


"Performance Share Award" means an Award of a right to receive shares of Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of that is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.


"Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, has acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan by virtue of having become the legal representative of the Participant.

"Plan" means this Amended and Restated 1997 Performance Award Plan, as amended from time to time.


"QDRO" means a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.


"Restricted Shares" or "Restricted Stock" means shares of Common Stock awarded to a Participant under this Plan, subject to payment of such consideration, if any, and such conditions on vesting (which may include, among others, the passage of time, specified performance objectives or other factors) and such transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement, for so long as such shares remain unvested under the terms of the applicable Award Agreement.


"Retirement" means retirement with the consent of the Company or, from active service as an employee or officer of the Company on or after attaining age 55 with ten or more years of service or age 65.


"Rule 16b-3" means Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time.

"Section 16 Person" means a person subject to Section 16(a) of the Exchange Act.

"Securities Act" means the Securities Act of 1933, as amended from time to time.


"Stock Appreciation Right" or "SAR" means a right authorized under this Plan to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock.


"Stock Bonus" means an Award of shares of Common Stock granted under this Plan for no consideration other than past services and without restriction other than such transfer or other restrictions as the Committee may deem advisable to assure compliance with law.


"Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.


"Total Disability" means a disability where Participant is unable to effectively engage in the material activities required for Participant's position with the Company by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a period of 90 consecutive days or for shorter periods aggregating 180 days in any consecutive 12 month period.

-------------------------
*Amendments in May 2002 are to Section 1.4.2 and 6.8 only and are subject to stockholder approval within 12 months of the Board of Directors approval thereof.

PROXY Big Dog Holdings, Inc.  PROXY
Annual Meeting of Shareholders, May 31, 2002
This Proxy is Solicited on Behalf of the Board of Directors of Big Dog Holdings, Inc.

MAIL

   *  Mark, sign and date your proxy card.
   *  Detach your proxy card.
   *  Return your proxy card in the postage paid envelope provided.

DETACH PROXY CARD HERE
t                 t

Please Detach Here
t                             t
You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope

ADDRESS LABLE
THIS SPACE MUST BE LEFT BLANK

Please sign exactly as name appears hereon. Joint owners should each sign where applicable, indicate position or representative capacity.
Dated___________________________________,2002

______________________________________
Signature

______________________________________
Signature

If you wish to vote in accordance with the recommendations of management, all you need to do is sign and return this card. The Trustee cannot vote your shares unless you sign and return the card.

I hereby appoint Andrew D. Feshbach and Anthony J. Wall, and each of them or either of them, with full power to act without the other and with full power of substitution, my true and lawful attorneys and proxies, to vote all of the shares of common stock of Big Dog Holdings, Inc. (the "Company") which undersigned may be entitled to vote and to act for me in my name, place and stead at the Annual Meeting of Stockholders of the Company to be held at
Samta Barbara, California on Friday, May 31, 2002 at 11:30 a.m. local time, and any adjourments or postponements thereof, for the purposes of considering and voting upon the following:
1.  ELECTION OF DIRECTORS
    M FOR all nominees  M WITHHOLD AUTHORITY to vote  M*EXCEPTIONS for all nominees
           listed below  for all nominees listed below  listed below
Nominees: 01 Robert H. Schnell  02 David J.Walsh
(INSTRUCTIONS: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below)
EXCEPTIONS_________________________________________________________________
____________________________________________________
2.
APPROVAL AND ADOPTION OF THE AMENDMENT TO THE AMENDED AND RESTATED 1997 PERFORMANCE AWARD PLAN.
            M FOR M AGAINST   M ABSTAIN

3.
Approval of deloitte & Touche LLP as independent public accountants and auditors for the 2002 fiscal year: M FOR M AGAINST M ABSTAIN

4.  Other Business:
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.